EXHIBIT 10.1

ARLO TECHNOLOGIES, INC.

2018 EQUITY INCENTIVE PLAN

1.Purposes of the Plan. The purposes of this Plan are:
•to attract and retain the best available personnel for positions of substantial responsibility,
•to provide additional incentive to Employees, Directors and Consultants,
•to promote the success of the Company’s business, and
•to assume and govern Adjusted Awards.
The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares, and other stock or cash awards as the Administrator may determine.
2.Definitions. As used herein, the following definitions will apply:
(a)“Adjusted Award” means any equity-based award granted by NETGEAR that is converted into an equity-based award relating to Shares upon the occurrence of a spin-off of the Company from NETGEAR.
(b)“Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.
(c)“Affiliate” means any entity that, directly or indirectly, controls, is controlled by, or is under common control with, the Company.
(d)“Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(e)“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, or other stock or cash awards as the Administrator may determine.
(f)“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.
(g)“Board” means the Board of Directors of the Company.
(h)“Change in Control” means, except as otherwise may be provided in an applicable Award Agreement, any of the following events:
(i)an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-

outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted itself was acquired directly from the Company, (2) any repurchase by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (4) any acquisition pursuant to a transaction that complies with clauses (A), (B) and (C) of subsection (iii) of this Section 2(h); or
(ii)    a change in the composition of the Board such that the individuals who, as of the Effective Date (as defined below), constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that, for purposes of this definition, any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or
(iii)    the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”); excluding, however, such a Business Combination pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than fifty (50%) of, respectively, the outstanding shares of common stock, and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 30% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership derives from ownership of a 30% or more interest in the Outstanding Company Common Stock and/or Outstanding Company Voting Security that existed prior to the Business Combination, and (C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Business Combination; or
(iv)    the approval by stockholders of a complete liquidation or dissolution of the Company.
Notwithstanding the foregoing, with respect to any Award granted under this Plan that constitutes “deferred compensation” subject to Section 409A of the Code, a transaction will not be deemed a Change in Control for purposes of the payment or settlement of the Award unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code, as it has been, and may be, amended from time to time, and any proposed or final treasury regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.
Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (x) the transaction is a spin-off of the Company from NETGEAR or (y) its sole purpose is to change the jurisdiction of the Company’s incorporation.

(i)“Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
(j)“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or a duly authorized committee of the Board, in accordance with Section 4 hereof.
(k)“Common Stock” means the common stock, par value $0.001 per share, of the Company.
(l)“Company” means Arlo Technologies, Inc., a Delaware corporation, or any successor thereto.
(m)“Consultant” means any natural person, including an advisor, engaged by the Company or a Parent, Subsidiary or Affiliate to render bona fide services to such entity, provided that the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided, further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.
(n)“Director” means a member of the Board.
(o)“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code; provided that in the case of Awards other than Incentive Stock Options, the Administrator, in its discretion, may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.
(p)“Disaffiliation” means an Affiliate’s ceasing to be an Affiliate for any reason (including, without limitation, as a result of a public offering, or a spinoff or sale by the Company, of the stock of the Affiliate or a sale of a division of the Company and its Affiliates).
(q)“Dividend Equivalent” means a credit, payable in cash or Shares, made at the discretion of the Administrator or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant.
(r)“Employee” means any person employed by the Company or any Parent, Subsidiary or Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
(s)“Employee Matters Agreement” means the Employee Matters Agreement by and between the Company and NETGEAR, dated as of August 2, 2018.
(t)“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(u)“Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices, and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is increased or reduced.
(v)“Fair Market Value” means, as of any date, the value of Common Stock determined, as follows:
(i)    If the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the New York Stock Exchange (“NYSE”), the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(ii)    If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(iii)    In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.
(w)“Fiscal Year” means the fiscal year of the Company.
(x)“Incentive Stock Option” means an Option that, by its terms, qualifies and is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
(y)“Inducement Award” means a grant pursuant to Section 3(f) of the Plan of a Nonstatutory Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Unit, Performance Share, or other stock award.
(z)“Inducement Award Rules” means Rule 303A.08 of the NYSE Listed Company Manual, or any successor rule, and all guidance and other interpretative authority thereunder, as such rule, guidance and other authority may be amended from time to time.
(aa)“Inducement Shares” shall have the meaning set forth in Section 3(f).
(bb)“NETGEAR” means NETGEAR, Inc., a Delaware corporation.
(cc)“Nonstatutory Stock Option” means an Option that, by its terms, does not qualify or is not intended to qualify as an Incentive Stock Option.
(dd)“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(ee)“Option” means a stock option granted pursuant to the Plan.
(ff)“Outside Director” means a Director who is not an Employee.
(gg)“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(hh)“Participant” means the holder of an outstanding Award.
(ii)“Performance Period” means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.
(jj)“Performance Share” means an Award denominated in Shares which may be earned, in whole or in part, upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 11.

(kk)“Performance Unit” means an Award which may be earned, in whole or in part, upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares, other securities or a combination of the foregoing pursuant to Section 11.
(ll)“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance or the occurrence of other events, as determined by the Administrator.
(mm)“Plan” means this 2018 Equity Incentive Plan.
(nn)“Restricted Stock” means Shares issued pursuant to a restricted stock award under Section 8 of the Plan.
(oo)“Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.
(pp)“Retirement” means termination of an Employee’s employment with the Company and its Affiliates for retirement purposes if such termination occurs (i) on or after his or her sixty-fifth (65th) birthday; or (ii) on or after his or her fifty-fifth (55th) birthday with the written consent of the Chief Executive Officer of the Company or, in the case of the Chief Executive Officer’s retirement, with the consent of the Administrator. In the case of a Director, “Retirement” shall be determined by the Administrator in its discretion. In no event shall termination of a Consultant’s services with the Company and Affiliates be treated as a Retirement under the Plan.
(qq)“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
(rr)“Section 16(b)” means Section 16(b) of the Exchange Act.
(ss)“Service Provider” means an Employee, Director or Consultant.
(tt)“Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.
(uu)“Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 10 is designated as a Stock Appreciation Right.
(vv)“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
3.    Stock Subject to the Plan.
(a)Stock Subject to the Plan. Subject to the provisions of clause (b) of this Section 3 and Section 15 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is the sum of (i)  seven and a half million (7,500,000) Shares and (ii) the number of Shares that may be issuable upon exercise or vesting of the Adjusted Awards. The Shares may be authorized, but unissued, or reacquired Common Stock.
(b)Automatic Share Reserve Increase. Subject to the provisions of Section 15 of the Plan, the number of Shares available for issuance under the Plan will be increased on the first day of each Fiscal Year beginning with the Fiscal Year commencing on January 1, 2019, in an amount equal to the lesser of (i) four percent (4%) of the outstanding Shares on the last day of the immediately preceding Fiscal Year and (ii) such number of Shares determined by the Board; provided, however, that such determination under clause (ii) will be made no later than the last day of the immediately preceding Fiscal Year.

(c)Share Counting Rules.
(i)    To the extent that any Award is forfeited, terminates, expires or lapses without being exercised, or any Award is settled for cash, the Shares subject to such Award not delivered as a result thereof shall again be available for Awards under the Plan.
(ii)    With respect to Stock Appreciation Rights, the net Shares issued (i.e., Shares actually issued pursuant to a Stock Appreciation Right), will cease to be available under the Plan.
(iii)    If the exercise price of any Option and/or the tax withholding obligations relating to any Award are satisfied by delivering Shares to the Company (by either actual delivery or by attestation), only the number of Shares issued net of the Shares delivered or attested to shall be deemed delivered for purposes of the limits set forth in Section 3(c).
(iv)    To the extent any Shares subject to an Award are withheld to satisfy the exercise price (in the case of an Option) and/or the tax withholding obligations relating to such Award, such Shares shall not be deemed to have been delivered for purposes of the limits set forth in Section 3(c).
(d)Share Reserve. The Company, during the term of this Plan will, at all times, reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.
(e)Incentive Stock Options. Subject to adjustment as provided in Section 15, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal seven and a half million (7,500,000).
(f)Inducement Share Pool and Inducement Award Rules. This Section 3(f) will apply with respect to an additional six million (6,000,000) shares of Common Stock reserved under the Plan by action of the Board (or a committee thereof) to be used exclusively for the grant of Inducement Awards in compliance with Rule 303A.08 of the NYSE Listed Company Manual (the “Inducement Shares”). The Inducement Shares that may be awarded under this Section 3(f) shall be in addition to and shall not reduce the share reserve pursuant to Section 3(a).
In addition, the following rules and restrictions shall apply to any Inducement Award granted pursuant to the Plan:
(i)    Eligible Inducement Award Recipients. An Inducement Award may be granted only to an Employee who has not previously been an Employee or an Outside Director of the Company or an Affiliate, or following a bona fide period of non-employment, as an inducement material to the individual’s entering into employment with the Company within the meaning of Rule 303A.08 of the NYSE Listed Company Manual.
(ii)    No Incentive Stock Options. No Inducement Award may be designated as an Incentive Stock Option.
(iii)    Approval of Inducement Awards. Notwithstanding anything in the Plan to the contrary, all Inducement Awards must be granted by a Committee consisting of the majority of the Company’s independent directors or the Company’s independent compensation committee, in each case in accordance with Rule 303A.08 of the NYSE Listed Company Manual.
(iv)    Limitation on Share Recycling. The Inducement Shares underlying any Inducement Awards that are forfeited, canceled, held back upon exercise of an Inducement Award or settlement of an Inducement Award to cover the exercise price or tax withholding, reacquired or repurchased by the Company, satisfied without the issuance of Common Stock or otherwise terminated (other than by exercise) or not issued shall be added back to the Inducement Shares available for grant under this Section 3(f), but shall not be added back to the share reserve provided in Section 3(a).
(v)    Stockholder Approval. Inducement Awards shall not be amended without stockholder approval to the extent required by the Inducement Award Rules.

4.    Administration of the Plan.
(a)Procedure.
(i)    Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.
(ii)    Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.
(iii)    Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.
(b)Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:
(i)    to determine the Fair Market Value;
(ii)    to select the Service Providers to whom Awards may be granted hereunder;
(iii)    to determine the number of Shares to be covered by each Award granted hereunder;
(iv)    to approve forms of Award Agreements for use under the Plan;
(v)    to determine the terms and conditions, not inconsistent with the terms of the Plan (including, without limitation, the limitations set forth in Section 6), of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine, subject to any stockholder approval requirement applicable under the Inducement Award Rules for amendment of an Inducement Award;
(vi)    to determine whether Awards (other than Options or Stock Appreciation Rights) will be adjusted for Dividend Equivalents;
(vii)    to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;
(viii)    to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable;
(ix)    to modify or amend each Award (subject to Sections 6 and 21 of the Plan), including but not limited to, the discretionary authority to extend the post-termination exercisability period of Awards, and to extend the maximum term of an Option (subject to Section 7(b) of the Plan);
(x)    to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 16 of the Plan;
(xi)    to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
(xii)    to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and

(xiii)    to make all other determinations deemed necessary or advisable for administering the Plan.
(c)Delegation. Except to the extent prohibited by Applicable Laws, the listing standards of the Company’s applicable stock exchange, or the Inducement Award Rules, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members, and may delegate all or any part of its responsibilities and powers, to any person or persons selected by it.
(d)Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.
5.    Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, and such other cash or stock awards as the Administrator determines may be granted to Service Providers, and, with respect to Adjusted Awards, in accordance with the terms of the Employee Matters Agreement. Incentive Stock Options may be granted only to Employees. Inducement Awards may only be granted to those individuals as specified in Section 3(f)(i).
6.    Restrictions and Limitations.
(a)Prohibition on Exchange Program. The Administrator may not implement an Exchange Program.
(b)Incentive Stock Options.
(i)    $100,000 Limitation. Notwithstanding an Option’s designation in the Award Agreement, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(b), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.
(ii)    Maximum Option Term. In the case of an Incentive Stock Option, the term of an Option will be ten (10) years from the date of grant or such shorter term as may be provided by the Administrator and set forth in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.
(iii)    Option Exercise Price. In the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. An Incentive Stock Option granted to any Employee other than an Employee described in the immediately preceding sentence, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this subsection (iii), Incentive Stock Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.
(c)Annual Limitations. The Administrator will have complete discretion to determine the number of Shares subject to Awards granted to any Participant; provided that, subject to the provisions of Section 15, during any Fiscal Year: (i) the number of Shares covered by Options granted to any one Service Provider will not exceed 3,000,000 Shares; (ii) the number of Shares covered by Stock Appreciation Rights granted to any one Service Provider will not exceed

3,000,000 Shares; (iii) the number of Shares of Restricted Stock granted to any one Service Provider will not exceed 2,000,000 Shares; (iv) the number of Shares covered by Restricted Stock Units granted to any one Service Provider will not exceed 2,000,000 Shares; (v) the number of Shares covered by Performance Shares granted to any one Service Provider will not exceed 2,000,000 Shares; and (vi) no Service Provider will receive Performance Units having an initial value greater than $30,000,000; provided, however, that Adjusted Awards shall not count towards the foregoing limits.
(d)Outside Director Limitations. The annual limitations set forth in Section 6(c) shall not apply to Outside Directors and instead the limitations set forth in this Section 6(d) shall apply to Outside Directors.
(i)    Stock-Based Awards. No Outside Director may be granted, in any Fiscal Year, Share-based Awards with a grant date fair value (determined in accordance with U.S. generally accepted accounting principles) greater than $500,000, increased to $1,000,000 in the Fiscal Year of his or her initial service as an Outside Director, with each of the foregoing limits increased by $25,000 on each January 1 of each year during the term of this Plan. Adjusted Awards shall not count towards the limits in this Section 6(d)(i).
(ii)    Cash Retainers. No Outside Director may be granted, in any Fiscal Year, a cash-based retainer greater than $250,000 in fiscal year 2018, with such limit automatically increased by $25,000 each January 1 during the term of the Plan.
(iii)     Exceptions. Any Awards or cash compensation granted to an individual while he or she was an Employee, or in respect of his or her services as a Consultant, but not an Outside Director, will not count for purposes of the limitations under this Section 6(d).
7.    Stock Options.
(a)Designation.
(i)    Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option, subject to Section 6(b); provided, however, that Incentive Stock Options may not be granted as Inducement Awards.
(ii)    The Administrator will have complete discretion to determine the number of Shares subject to an Option granted to any Participant, subject to Section 6.
(b)Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement.
(c)Option Exercise Price and Consideration.
(i)    Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(ii)    Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.
(iii)    Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (A) cash; (B) check; (C) promissory note, to the extent permitted by Applicable Laws; (D) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (E) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (F) by net exercise; (G) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (H) any combination of the foregoing methods of payment.
(d)Exercise of Option.
(i)    Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (A) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (B) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
(ii)    Accelerated Vesting on Termination of Relationship as a Service Provider. Notwithstanding anything herein to the contrary, except as otherwise provided in the applicable Award Agreement, if a Participant ceases to be a Service Provider as a result of the Participant’s Disability or death, all unvested Options subject only to time-based vesting will become fully vested.
(iii)    Termination of Relationship as a Service Provider other than Death or Disability. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination, but in no event later than the expiration of the term of such Option as set forth in the Award Agreement. If Participant dies during such post-employment period, the Option may be exercised following the Participant’s death for one (1) year after Participant’s death, but in no event later than the expiration of the term of such Option as set forth in the Award Agreement. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(iv)    Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination, but in no event later than the expiration of the term of such Option as set forth in the Award Agreement. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(v)    Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable until twelve (12) months following Participant’s death, but in no event later than the expiration of the term of such Option as set forth in the Award Agreement. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(vi)    Other Termination. A Participant’s Award Agreement may also provide that if the exercise of the Option following the termination of Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the tenth (10th) day after the last date on which such exercise would result in such liability under Section 16(b). Finally, a Participant’s Award Agreement may also provide that if the exercise of the Option following the termination of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option and (B) the expiration of a period of three (3) months after the termination of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.
8.    Restricted Stock.
(a)Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine, subject to Section 6.
(b)Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.
(c)Accelerated Vesting on Termination of Relationship as a Service Provider. Notwithstanding anything herein to the contrary, except as otherwise provided in the Participant’s applicable Award Agreement, if a Participant ceases to be a Service Provider as a result of the Participant’s Disability or death, then all unvested Restricted Stock subject only to time-based vesting will become fully vested.
(d)Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.
(e)Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.
(f)Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.
(g)Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
(h)Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. The Award Agreement applicable to Shares of Restricted Stock may provide that such dividends and distributions may be (i) paid currently or (ii) subject to the same restrictions on transferability and forfeitability (as applicable) as the Shares of Restricted Stock with respect to which they were paid and the Company will hold such dividends and distributions until the restrictions on the Shares of Restricted Stock with respect to which they were paid have lapsed.
(i)Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.
9.    Restricted Stock Units.
(a)Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator, subject to Section 6. Each Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 9(e), may be left to the discretion of the Administrator.
(b)Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion. After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Restricted Stock Units.
(c)Accelerated Vesting on Termination of Relationship as a Service Provider. Notwithstanding anything herein to the contrary, except as otherwise provided in the Participant’s applicable Award Agreement, if a Participant ceases to be a Service Provider as a result of the Participant’s Disability or death, all unvested Restricted Stock Units subject only to time-based vesting will become fully vested.
(d)Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement.
(e)Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under the Plan.
(f)Rights as a Stockholder. If any earned Restricted Stock Units are to be paid in Shares, then until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such Shares, notwithstanding the vesting of the Restricted Stock Units. No adjustment will be made for a dividend or other right for which the record date is prior to the date that the Shares are issued, except as provided in Section 15 of the Plan.

(g)Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.
10.    Stock Appreciation Rights.
(a)Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.
(b)Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant, subject to Section 6.
(c)Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan, provided, however, that the exercise price will be not less than 100% of the Fair Market Value of a Share on the date of grant.
(d)Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.
(e)Accelerated Vesting on Termination of Relationship as a Service Provider. Notwithstanding anything herein to the contrary, except as otherwise provided in the Participant’s applicable Award Agreement, if a Participant ceases to be a Service Provider as a result of the Participant’s Disability or death, all unvested Stock Appreciation Rights subject only to time-based vesting will become fully vested.
(f)Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Notwithstanding the foregoing, the rules of Section 7(d) also will apply to Stock Appreciation Rights.
(g)Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:
(i)    The difference between the Fair Market Value of a Share on the date of exercise over the per Share exercise price; times
(ii)    The number of Shares with respect to which the Stock Appreciation Right is exercised.
At the discretion of the Administrator, the payment to Participant in respect of such Participant’s Stock Appreciation Right exercise may be in cash, in Shares of equivalent value or in some combination thereof.
11.    Performance Units and Performance Shares.
(a)Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units/Shares granted to each Participant, subject to Section 6.
(b)Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.
(c)Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.
(d)Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.
(e)Rights as a Stockholder. If any earned Performance Units/Shares are to be paid in Shares, then until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such Shares, notwithstanding the vesting of the Performance Units/Shares. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan.
(f)Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.
12.    Leaves of Absence/Transfer Between Locations. Awards will be subject to any Company leave of absence policy as the Company may adopt or amend from time to time. A Participant will not cease to be an Employee in the case of (a) any leave of absence approved by the Company or (b) transfers between locations of the Company, or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.
13.    Dividend Equivalents. The Administrator, in its discretion, may provide in the Award Agreement evidencing any Award (other than Options and Stock Appreciation Rights) that the Participant will be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Shares having a record date prior to the date on which the Awards are settled or forfeited. The Dividend Equivalents, if any, will be credited to an Award in such manner and subject to such terms and conditions as determined by the Administrator in its sole discretion subject to the provisions of this Section 13. The Administrator may, in its discretion, provide that Dividend Equivalents will be subject to the same vesting provisions as the Awards to which they relate and while amounts may accrue while the Dividend Equivalent is unvested, the amounts payable with respect to Dividend Equivalents will not be paid before the Dividend Equivalent or the Award to which it relates vests. In the event of a dividend or distribution paid in Shares or any other adjustment made upon a change in the capital structure of the Company as described in Section 15, appropriate adjustments will be made to the Participant’s Award and the associated Dividend Equivalent so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the consideration issuable upon settlement of the Award, and all such new, substituted or additional securities or other property will be immediately subject to the same vesting and settlement conditions as are applicable to the Award.

Dividend Equivalents will be subject to the same Fiscal Year limits applicable to the underlying Award as set forth in Section 6(c).
14.    Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.
15.    Adjustments; Dissolution or Liquidation; Change in Control.
(a)Corporate Transactions. In the event of a merger, consolidation, acquisition of property or shares, stock rights offering, liquidation, Disaffiliation (other than a spinoff), or similar event affecting the Company or any of its Affiliates (each, a “Corporate Transaction”), the Committee or the Board may in its discretion make such substitutions or adjustments as it deems appropriate and equitable to (i) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under the Plan; (ii) the various maximum limitations upon certain types of Awards and upon the grants to individuals of certain types of Awards, in each case, as set forth in Sections 3 and 6 of the Plan; (iii) the number and kind of Shares or other securities subject to outstanding Awards; and (iv) the exercise price of outstanding Options and Stock Appreciation Rights.
(b)Share Changes. In the event of a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination, or recapitalization or similar event affecting the capital structure of the Company (each, a “Share Change”), the Committee or the Board shall make such substitutions or adjustments as it deems appropriate and equitable to (i) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under Section 3(a) and Section 3(f) of the Plan; (ii) the various maximum limitations set forth in Sections 3 and 6 of the Plan upon certain types of Awards and upon the grants to individuals of certain types of Awards (with respect to the number and kind of Shares or other securities subject to such limitations); (iii) the number and kind of Shares or other securities subject to outstanding Awards; and (iv) the exercise price of outstanding Options and Stock Appreciation Rights.
(c)Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it previously has not been exercised, an Award will terminate immediately prior to the consummation of such proposed action.
(d)Change in Control.
(i)    In the event of a Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that (A) Awards may be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (B) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such Change in Control; (C) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (D) (1) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (2) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (E) any combination of the foregoing. In taking any of the actions permitted under this Section 15(d), the Administrator will not be required to treat all Awards similarly in the transaction.

(ii)    In the event that the successor corporation does not assume or substitute for the Award (or portion thereof) (such Awards that are assumed or substituted for are referred to as “Replaced Awards” and the awards issued in respect of such Replaced Awards are referred to as “Replacement Awards”), the Participant will fully vest in and have the right to exercise such outstanding Option and Stock Appreciation Right, including Shares as to which such Award would not otherwise be vested or exercisable, all restrictions on such Restricted Stock, Restricted Stock Units, Performance Units and Performance Shares will lapse, and, with respect to such Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that such Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.
(iii)    For the purposes of this subsection (d), an Award will be considered assumed or substituted for if, with respect to the applicable Replacement Award, (A) it is of the same type as the Replaced Award; (B) it has a value equal to the value of the Replaced Award as of the date of the Change in Control, as determined by the Committee in its sole discretion consistent with this Section 15(d); (C) the underlying Replaced Award was an equity-based Award, it relates to publicly traded equity securities of the Company or the entity surviving the Company (or such surviving entity’s parent) following the Change in Control; (D) it contains terms relating to vesting (including with respect to a termination of employment) that are substantially identical to those of the Replaced Award; and (E) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control) as of the date of the Change in Control. Without limiting the generality of the foregoing, a Replacement Award may take the form of a continuation of the applicable Replaced Award if the requirements of the preceding sentence are satisfied. The determination whether the conditions of this Section 15(d) are satisfied shall be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion.
(e)Outside Director Awards. Notwithstanding anything to the contrary in Section 15(d), with respect to Awards granted to an Outside Director, in the event of a Change in Control, the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which otherwise would not be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.
16.    Tax.
(a)Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).
(b)Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a fair market value equal to the minimum statutory amount required to be withheld, (iii) delivering to the Company already-owned Shares having a fair market value equal to the statutory amount required to be withheld, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. Notwithstanding the foregoing, the Administrator may permit withholding in excess of the minimum statutory amount, provided such withholding does not result in any adverse accounting consequences, as the Administrator determines in its sole discretion. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined.
(c)Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that constitutes a “nonqualified deferred compensation plan” subject to Section 409A of the Code, if the Participant is a “specified employee” within the meaning of Section 409A of the Code, any payments (whether in cash, Shares or other property) to be made with respect to the Award upon the Participant’s “separation from service” (within the meaning of Code Section 409A) shall be delayed until the earlier of (A) the first day of the seventh month following the Participant’s separation from service and (B) the Participant’s death. Each payment under any Award shall be treated as a separate payment for purposes of Section 409A of the Code. In no event may a Participant, directly or indirectly, designate the calendar year of any payment to be made under any Award. With respect to any Award granted under this Plan that constitutes “deferred compensation” subject to Section 409A of the Code, the Company may, in its discretion, terminate such Awards pursuant to and in accordance with Section 409A and Treasury Regulation § 1.409A-3(j)(4)(ix)(B).
17.    No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.
18.    Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.
19.    Term of Plan. Subject to Section 24 of the Plan, the Plan will become effective upon its adoption by the Board (such date, the “Effective Date”). It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 20 of the Plan.
20.    Amendment and Termination of the Plan.
(a)Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.
(b)Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws and the Inducement Award Rules.
(c)Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant with respect to a previously granted Award, unless mutually agreed upon between the Participant and the Administrator in a written agreement signed by both parties. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

21.    Conditions Upon Issuance of Shares.
(a)Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.
(b)Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
22.    Foreign Employees and Foreign Law Considerations.  The Committee may grant Awards to Service Providers who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.
23.    Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any state, federal or foreign law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.
24.    Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company prior to the Effective Time (as defined in the Employee Matters Agreement). Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.
25.    Adjusted Awards. Notwithstanding anything in this Plan to the contrary, to the extent that the terms of this Plan are inconsistent with the terms of an Adjusted Award, the terms of the Adjusted Award shall be governed by the applicable plan under which the Adjusted Award was granted and the award agreement thereunder.